--------------------------------------------------------------------------------
[MORGAN STANLEY LOGO]             July 28, 2003              [BEAR STEARNS LOGO]
--------------------------------------------------------------------------------

                                 CMBS NEW ISSUE
                              COLLATERAL TERM SHEET

                         ------------------------------

                                 $1,129,161,000
                                  (APPROXIMATE)

                          MORGAN STANLEY CAPITAL I INC.
                                  AS DEPOSITOR

                     BEAR STEARNS COMMERCIAL MORTGAGE, INC.
                     WELLS FARGO BANK, NATIONAL ASSOCIATION
                        PRINCIPAL COMMERCIAL FUNDING, LLC
                      MORGAN STANLEY MORTGAGE CAPITAL INC.

                            AS MORTGAGE LOAN SELLERS

                         ------------------------------

                  COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                                SERIES 2003-TOP11

                         ------------------------------

MORGAN STANLEY                                          BEAR, STEARNS & CO. INC.
CO-LEAD BOOKRUNNING MANAGER                          CO-LEAD BOOKRUNNING MANAGER

GOLDMAN, SACHS & CO.                         WELLS FARGO BROKERAGE SERVICES, LLC
CO-MANAGER                                                            CO-MANAGER

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11

TRANSACTION FEATURES
--------------------
>>       Sellers:

-----------------------------------------------------------------------------------------
                                                NO. OF  NO. OF   CUT-OFF DATE       % OF
SELLERS                                          LOANS   PROPS.   BALANCE ($)       POOL
-----------------------------------------------------------------------------------------
 Bear Stearns Commercial Mortgage, Inc.           46      59      377,006,219       31.6
 Wells Fargo Bank, National Association           87      88      328,229,171       27.5
 Principal Commercial Funding, LLC                42      42      298,569,129       25.0
 Morgan Stanley Mortgage Capital Inc.             13      14      191,074,876       16.0
-----------------------------------------------------------------------------------------
 TOTAL:                                          188     203    1,194,879,395      100.0
-----------------------------------------------------------------------------------------

>>       Loan Pool:
o        Average Cut-off Date Balance:  $6,355,741
o        Largest Mortgage Loan by Cut-off Date Balance:  $85,000,000
o        Five largest and ten largest loans: 20.0% and 28.7% of pool, respectively
>>       Credit Statistics:
o        Weighted average debt service coverage ratio of 2.11x
o        Weighted average current loan-to-value ratio of 58.0%; weighted average balloon loan-to-value ratio of 45.7%
>>       Property Types:

                                [GRAPHIC OMITTED]

                    Industrial                       13.6%
                    Multifamily                       8.5%
                    Manufactured Housing              4.6%
                    Self-Storage                      4.5%
                    Other*                            4.2%
                    Mixed Use                         3.1%
                    Office                           33.1%
                    Retail                           28.4%

                    *"Other" includes Hospitality, Leased Fee, Theater and Parking Garage property types

>>       Call Protection:
o 136 loans (75.7% of the pool) have a lockout period ranging from 24 to 47 payments from origination, then defeasance provisions
o 27 loans (16.2% of the pool) have a lockout period ranging from 23 to 47 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%
o 23 loans (7.0% of the pool) have a lockout period ranging from 26 to 61 payments from origination, then the greater of yield maintenance and a prepayment premium of 1.0%, and also permit defeasance two years following securitization
o 1 loan (0.9% of the pool) is freely prepayable with the greater of yield maintenance and a prepayment premium of 1.0% and also permits defeasance two years following securitization
o 1 loan (0.2% of the pool) has a lockout period of 47 payments from origination, then permits prepayment with the greater of yield maintenance and a prepayment premium of 3.0%, and also permits defeasance two years following securitization

>> Collateral Information Updates: Updated loan information is expected to be part of the monthly certificateholder reports available from the Trustee in addition to detailed payment and delinquency information. Information provided by the Trustee is expected to be available at www.etrustee.net. Updated annual property operating and occupancy information, to the extent delivered by borrowers, is expected to be available to Certificateholders from the Master Servicer through the Paying Agent's website at www.ctslink.com.
>> Bond Information: Cash flows are expected to be modeled by TREPP, CONQUEST and INTEX and are expected to be available on BLOOMBERG.
>> Lehman Aggregate Bond Index: It is expected that this transaction will be included in the Lehman Aggregate Bond Index.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


OFFERED CERTIFICATES
--------------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                        CERTIFICATE
               INITIAL                                                                  EXPECTED FINAL      INITIAL      PRINCIPAL
             CERTIFICATE      SUBORDINATION      RATINGS       AVERAGE     PRINCIPAL     DISTRIBUTION    PASS-THROUGH     TO VALUE
  CLASS      BALANCE(1)          LEVELS       (MOODY'S/S&P)   LIFE(2)(3)  WINDOW(2)(4)      DATE(2)         RATE(5)       RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
A-1         $125,000,000         12.000%        Aaa / AAA        3.19        1 - 56         4/13/08          [ ]%          51.0%
------------------------------------------------------------------------------------------------------------------------------------
A-2         $200,000,000         12.000%        Aaa / AAA        5.79       56 - 82         6/13/10          [ ]%          51.0%
------------------------------------------------------------------------------------------------------------------------------------
A-3         $165,114,000         12.000%        Aaa / AAA        7.80       82 - 112       12/13/12          [ ]%          51.0%
------------------------------------------------------------------------------------------------------------------------------------
A-4         $561,379,000         12.000%        Aaa / AAA        9.71      112 - 119        7/13/13          [ ]%          51.0%
------------------------------------------------------------------------------------------------------------------------------------
B            $31,366,000          9.375%         Aa2 / AA       10.01      119 - 128        4/13/14          [ ]%          52.6%
------------------------------------------------------------------------------------------------------------------------------------
C            $32,859,000          6.625%          A2 / A        12.01      128 - 154        6/13/16          [ ]%          54.2%
------------------------------------------------------------------------------------------------------------------------------------
D            $13,443,000          5.500%         A3 / A-        12.82      154 - 154        6/13/16          [ ]%          54.8%
------------------------------------------------------------------------------------------------------------------------------------

PRIVATE CERTIFICATES (7)
------------------------

------------------------------------------------------------------------------------------------------------------------------------
                INITIAL                                                                                                 CERTIFICATE
              CERTIFICATE                                                              EXPECTED FINAL      INITIAL       PRINCIPAL
               BALANCE OR     SUBORDINATION      RATINGS       AVERAGE     PRINCIPAL    DISTRIBUTION     PASS-THROUGH     TO VALUE
  CLASS    NOTIONAL AMOUNT(1)     LEVELS      (MOODY'S/S&P)   LIFE(2)(3) WINDOW(2)(4)      DATE(2)         RATE(5)        RATIO(6)
------------------------------------------------------------------------------------------------------------------------------------
X-1(8)      $1,194,879,395          --              --            --          --             --         Variable Rate        --
------------------------------------------------------------------------------------------------------------------------------------
X-2(8)      $1,099,299,000          --              --            --          --             --         Variable Rate        --
------------------------------------------------------------------------------------------------------------------------------------
E              $14,936,000        4.250%       Baa1 / BBB+      12.82      154 - 154       6/13/16           [ ]%          55.5%
------------------------------------------------------------------------------------------------------------------------------------
F               $7,468,000        3.625%        Baa2 / BBB      12.82      154 - 154       6/13/16           [ ]%          55.9%
------------------------------------------------------------------------------------------------------------------------------------
G               $7,468,000        3.000%       Baa3 / BBB-      12.90      154 - 159      11/13/16           [ ]%          56.3%
------------------------------------------------------------------------------------------------------------------------------------
H - N          $35,846,395          --              --            --          --             --              [ ]%            --
------------------------------------------------------------------------------------------------------------------------------------

Notes:      (1)  As of August 1, 2003.  In the case of each such Class, subject to a permitted variance of plus or minus 5%.
            (2)  Based on the Structuring Assumptions, assuming 0% CPR, described in the Prospectus Supplement.
            (3)  Average life is expressed in terms of years.
            (4)  Principal window is the period (expressed in terms of months and commencing with the month of September 2003) during which distributions of principal are expected to be made to the holders of each designated Class.
            (5)  The Class A-1, A-2, A-3 and A-4 Certificates will accrue interest at a fixed rate. The Class B, C, D, E, F and G
                 Certificates will each accrue interest at either (i) a fixed rate, (ii) a fixed rate subject to a cap at the weighted average net mortgage rate or (iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The
                 Class X-1 and X-2 Certificates will accrue interest at a variable rate. The Class X-1 and X-2 Certificates will be collectively known as the "Class X Certificates."
            (6)  Certificate Principal to Value Ratio is calculated by dividing each Class's Certificate Balance and all Classes (if any) that are senior to such Class by the quotient of the aggregate pool balance and the weighted average pool loan to value ratio. The
                 Class A-1, A-2, A-3 and A-4 Certificate Principal to Value
                 Ratio is calculated based upon the aggregate of the Class A-1, A-2, A-3 and A-4 Certificate Balances.
            (7)  Certificates to be offered privately pursuant to Rule 144A.
            (8)  The Class X-1 and Class X-2 Notional Amounts are defined herein and in the Prospectus Supplement.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


I.  ISSUE CHARACTERISTICS
    ---------------------

ISSUE TYPE:                       Public: Classes A-1, A-2, A-3, A-4, B, C and D
                                  (the "Offered Certificates")

                                  Private (Rule 144A): Classes X-1, X-2, E, F,
                                  G, H, J, K, L, M and N

SECURITIES OFFERED:               $1,129,161,000 monthly pay, multi-class,
                                  sequential pay commercial mortgage REMIC
                                  Pass-Through Certificates, including seven principal and interest classes (Classes A-1, A-2, A-3, A-4, B, C and D)

SELLERS: Bear Stearns Commercial Mortgage, Inc., Wells Fargo Bank, National Association, Principal Commercial Funding, LLC and Morgan Stanley Mortgage Capital Inc.

CO-LEAD BOOKRUNNING MANAGERS:     Morgan Stanley & Co. Incorporated and Bear,
                                  Stearns & Co. Inc.

CO-MANAGERS:                      Goldman, Sachs & Co. and Wells Fargo Brokerage
                                  Services, LLC

MASTER SERVICER:                  Wells Fargo Bank, National Association

PRIMARY SERVICERS:                Principal Global Investors, LLC (with respect
                                  to the individual loans sold by Principal
                                  Commercial Funding, LLC); Wells Fargo Bank,
                                  National Association (with respect to the individual loans sold by it, Morgan Stanley
                                  Mortgage Capital Inc., and Bear Stearns
                                  Commercial Mortgage, Inc.).

SPECIAL SERVICER:                 ARCap Servicing, Inc.

TRUSTEE:                          LaSalle Bank National Association

PAYING AGENT AND REGISTRAR:       Wells Fargo Bank Minnesota, National
                                  Association

CUT-OFF DATE:                     August 1, 2003. For purposes of the
                                  information contained in this term sheet, scheduled payments due in August 2003 with respect to mortgage loans not having payment dates on the first of each month have been deemed received on August 1, 2003, not the actual day on which such scheduled payments were due.

EXPECTED CLOSING DATE:            On or about August 18, 2003

DISTRIBUTION DATES:               The 13th of each month, commencing in
                                  September 2003 (or if the 13th is not a
                                  business day, the next succeeding business
                                  day)

MINIMUM DENOMINATIONS:            $25,000 for the Class A Certificates and
                                  $100,000 for all other Offered Certificates and in multiples of $1 thereafter

SETTLEMENT TERMS:                 DTC, Euroclear and Clearstream, same day
                                  funds, with accrued interest

LEGAL/REGULATORY STATUS:          Classes A-1, A-2, A-3, A-4, B, C and D are
                                  expected to be eligible for exemptive relief under ERISA. No Class of Certificates is SMMEA eligible.

RISK FACTORS:                     THE CERTIFICATES INVOLVE CERTAIN RISKS AND MAY
                                  NOT BE SUITABLE FOR ALL INVESTORS. SEE THE
                                  "RISK FACTORS" SECTION OF THE PROSPECTUS
                                  SUPPLEMENT AND THE "RISK FACTORS" SECTION OF
                                  THE PROSPECTUS

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11

II. STRUCTURE CHARACTERISTICS
    -------------------------

The Class A-1, A-2, A-3 and A-4 Certificates are fixed-rate, monthly pay, multi-class, sequential pay REMIC Pass-Through Certificates. The Class B, C, D, E, F and G Certificates will each accrue interest at either (i) a fixed rate,
(ii) a fixed rate subject to a cap at the weighted average net mortgage rate or
(iii) a rate equal to the weighted average net mortgage rate less a specified percentage. The Class X-1 and X-2 Certificates will accrue interest at a variable rate. All Classes of Certificates derive their cash flows from the entire pool of Mortgage Loans.

                               [GRAPHIC OMITTED]

                               Months  0     24     36     48     60     72     84       Maturity
                                                                                            ($MM)
Class A-1      Aaa/AAA    [%]                                                               125.0
Class A-2      Aaa/AAA    [%]                                                               200.0
Class A-3      Aaa/AAA    [%]                                                               165.1
Class A-4      Aaa/AAA    [%]                                                               561.4
Class B        Aa2/AA     [%]                                                                31.4
Class C        A2/A       [%]                                                                32.9
Class D        A3/A-      [%]                                                                13.4
Class E        Baa1/BBB+  [%]                                                                14.9
Class F        Baa2/BBB   [%]                                                                 7.5
Class G        Baa3/BBB-  [%]                                                                 7.5
Class H        Ba2/BB     [%]                                                                11.9
Class J        Ba3/BB-    [%]                                                                 3.0
Class K-N      B1/B+ to NR [%]                                                               20.9

     [ ] X-1 + X-2 IO Strip      [ ] X-2 Notional      [ ] X-1 Notional      NR = Not Rated



--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11

Class X-1 and X-2 Notional
Balances:                     The Notional Amount of the Class X-1 Certificates
                              will be equal to the aggregate of the certificate balances of the classes of certificates (other than the Class X-1, Class X-2, Class R-I, Class
                              R-II and Class R-III Certificates) outstanding from time to time. The Notional amount of the Class X-2 Certificates will equal:

                                 o   During the period from the Closing Date
                                     through and including the Distribution Date occurring in August 2005, the sum of (a) the lesser of $52,357,000 and the Certificate Balance of the Class A-1 Certificates outstanding from time to time,
                                     (b) the aggregate of the Certificate
                                     Balances of the Class A-2, Class A-3, Class
                                     A-4, Class B, Class C, Class D, Class E,
                                     Class F, Class G and Class H Certificates outstanding from time to time and (c) the lesser of $961,000 and the Certificate Balance of the Class J Certificates outstanding from time to time;

                                 o   During the period following the
                                     Distribution Date occurring in August 2005 through and including the Distribution Date occurring in August 2006, the sum of (a) the lesser of $193,672,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time,
                                     (b) the aggregate of the Certificate
                                     Balances of the Class A-3, Class A-4, Class
                                     B, Class C, Class D and Class E
                                     Certificates outstanding from time to time and (c) the lesser of $4,573,000 and the Certificate Balance of the Class F Certificates outstanding from time to time;

                                 o   During the period following the
                                     Distribution Date occurring in August 2006 through and including the Distribution Date occurring in August 2007, the sum of (a) the lesser of $138,245,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time,
                                     (b) the aggregate of the Certificate
                                     Balances of the Class A-3, Class A-4, Class
                                     B and Class C Certificates outstanding from time to time and (c) the lesser of $11,400,000 and the Certificate Balance of the Class D Certificates outstanding from time to time;

                                 o   During the period following the
                                     Distribution Date occurring in August 2007 through and including the Distribution Date occurring in August 2008, the sum of (a) the lesser of $5,350,000 and the Certificate Balance of the Class A-2 Certificates outstanding from time to time,
                                     (b) the aggregate of the Certificate
                                     Balances of the Class A-3, Class A-4 and
                                     Class B Certificates outstanding from time to time and (c) the lesser of $24,766,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11



                                 o   During the period following the
                                     Distribution Date occurring in August 2008 through and including the Distribution Date occurring in August 2009, the sum of (a) the lesser of $108,210,000 and the Certificate Balance of the Class A-3 Certificates outstanding from time to time,
                                     (b) the Certificate Balance of the Class
                                     A-4 and Class B Certificates outstanding from time to time and (c) the lesser of $8,037,000 and the Certificate Balance of the Class C Certificates outstanding from time to time;

                                 o   During the period following the
                                     Distribution Date occurring in August 2009 through and including the Distribution Date occurring in August 2010, the sum of (a) the lesser of $532,984,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $24,583,000 and the Certificate Balance of the Class B Certificates outstanding from time to time;

                                 o   During the period following the
                                     Distribution Date occurring in August 2010 through and including the Distribution Date occurring in August 2011, the sum of (a) the lesser of $496,617,000 and the Certificate Balance of the Class A-4 Certificates outstanding from time to time and (b) the lesser of $12,701,000 and the Certificate Balance of the Class B Certificates outstanding from time to time; and

                                 o Following the distribution date occurring in August 2011, $0.

                              Accordingly, the Notional Amount of the Class X-1 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any class of Principal Balance Certificates. The Notional Amount of the Class X-2 Certificates will be reduced on each Distribution Date by any distributions of principal actually made on, and any Realized Losses and Expense Losses of principal actually allocated to any component and any class of Certificates included in the calculation of the Notional Amount for the Class X-2 Certificates on such Distribution Date, as described above. It is anticipated that holders of the Class X-2 Certificates will not be entitled to distributions of interest at any time following the Distribution Date occurring in August 2011. Accordingly, upon initial issuance, the aggregate Notional Amount of the Class X-1 Certificates and Class X-2 Certificates will be $1,194,879,395 and $1,099,299,000, respectively, subject in each case to a permitted variance of plus or minus 5%. The Notional Amount of each Class X Certificate is used solely for the purpose of determining the amount of interest to be distributed on such Certificate and does not represent the right to receive any distributions of principal.

                              The Residual Certificates will not have
                              Certificate Balances or Notional Amounts.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


Class X-1 and X-2
Pass-Through Rates:           The Pass-Through Rate applicable to the Class X-1
                              Certificates for the initial Distribution Date will equal approximately [__]% per annum. The
                              Pass-Through Rate applicable to the Class X-1
                              Certificates for each Distribution Date subsequent to the initial Distribution Date will equal the weighted average of the respective strip rates
                              (the "Class X-1 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-1 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of one of the classes of the Principal Balance Certificates. In general, the
                              Certificate Balance of each class of Principal
                              Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates; provided that, if a portion, but not all, of the Certificate Balance of any particular class of Principal Balance
                              Certificates is identified under "--Certificate
                              Balance" above as being part of the total Notional
                              Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that identified portion of such Certificate Balance will also represent one or more separate components of the total Notional Amount of the Class X-1 Certificates for purposes of calculating the accrual of interest for the related
                              Distribution Date, and the remaining portion of such Certificate Balance will represent one or more other separate components of the Class X-1
                              Certificates for purposes of calculating the accrual of interest for the related Distribution
                              Date. For any Distribution Date occurring in or before August 2011, on any particular component of the total Notional Amount of the Class X-1
                              Certificates immediately prior to the related
                              Distribution Date, the applicable Class X-1 Strip
                              Rate will be calculated as follows:

                                 o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance also constitutes, in its entirety, a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of
                                     (i) the rate per annum corresponding to
                                     such Distribution Date as set forth on
                                     Schedule A attached hereto and (ii) the
                                     Pass-Through Rate for such Distribution
                                     Date for such class of Principal Balance
                                     Certificates;

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


                                 o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance also constitutes a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the greater of
                                     (i) the rate per annum corresponding to
                                     such Distribution Date as set forth on
                                     Schedule A attached hereto and (ii) the
                                     Pass-Through Rate for such Distribution
                                     Date for such class of Principal Balance
                                     Certificates;

                                 o if such particular component consists of the entire Certificate Balance of any class of Principal Balance Certificates, and if such Certificate Balance does not, in whole or in part, also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates; and

                                 o if such particular component consists of a designated portion (but not all) of the Certificate Balance of any class of Principal Balance Certificates, and if such designated portion of such Certificate Balance does not also constitute a component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, then the applicable Class X-1 Strip Rate will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates.

                              For any Distribution Date occurring after August 2011, the Certificate Balance of each class of Principal Balance Certificates will constitute a separate component of the total Notional Amount of the Class X-1 Certificates, and the applicable Class X-1 Strip Rate with respect to each such component for each such Distribution Date will equal the excess, if any, of (a) the Weighted Average Net Mortgage Rate for such Distribution Date, over (b) the Pass-Through Rate for such Distribution Date for such class of Principal Balance Certificates. Under no circumstances will any Class X-1 Strip Rate be less than zero.






--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


                                       The Pass-Through Rate applicable to the
                              Class X-2 Certificates for the initial
                              Distribution Date will equal approximately [__]% per annum. The Pass-Through Rate applicable to the Class X-2 Certificates for each Distribution Date subsequent to the initial Distribution Date and on or before the Distribution Date in August 2011 will equal the weighted average of the respective strip rates (the "Class X-2 Strip Rates") at which interest accrues from time to time on the respective components of the total Notional Amount of the Class X-2 Certificates outstanding immediately prior to the related Distribution Date (weighted on the basis of the respective balances of such components outstanding immediately prior to such Distribution Date). Each of those components will be comprised of all or a designated portion of the Certificate Balance of a specified class of Principal Balance Certificates. If all or a designated portion of the Certificate Balance of any class of Principal Balance Certificates is identified under "--Certificate Balance" above as being part of the total Notional Amount of the Class X-2 Certificates immediately prior to any Distribution Date, then that Certificate Balance (or designated portion thereof) will represent one or more separate components of the total Notional Amount of the Class X-2 Certificates for purposes of calculating the accrual of interest for the related Distribution Date. For any Distribution Date occurring in or before August 2011, on any particular component of the total Notional Amount of the Class X-2 Certificates immediately prior to the related Distribution Date, the applicable Class X-2 Strip Rate will equal the excess, if any, of:

                                 o   the lesser of (a) the rate per annum
                                     corresponding to such Distribution Date as set forth on Schedule A attached hereto and
                                     (b) the Weighted Average Net Mortgage Rate for such distribution date, over

                                 o the Pass-Through Rate for such Distribution Date for the class of Principal Balance Certificates whose Certificate Balance, or a designated portion thereof, comprises such component.

                              Under no circumstances will any Class X-2 Strip Rate be less than zero.





--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


Yield Maintenance/Prepayment  Mortgage Loan during any particular Collection
Premium Allocation:           Period will be distributed to the holders of each
                              Class of Principal Balance Certificates (other than an excluded class as defined below) then entitled to distributions of principal on such Distribution Date in an amount equal to the lesser of (i) such Prepayment Premium/Yield Maintenance
                              Charge and (ii) the Prepayment Premium/Yield
                              Maintenance Charge multiplied by the product of
                              (a) a fraction, the numerator of which is equal to the amount of principal distributed to the holders of that Class on the Distribution Date, and the denominator of which is the total principal distributed on that Distribution Date, and (b) a fraction not greater than one, the numerator of which is equal to the excess, if any, of the Pass-Through Rate applicable to that Class, over the relevant Discount Rate (as defined in the Prospectus Supplement), and the denominator of which is equal to the excess, if any, of the Mortgage Rate of the Mortgage Loan that prepaid, over the relevant Discount Rate.

                              The portion, if any, of the Prepayment
                              Premium/Yield Maintenance Charge remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the holders of the Class X-1 Certificates and Class X-2 Certificates based on an [_____] ratio through and including the Distribution Date in [_____]. After the Distribution Date in [______] all Prepayment Premium/Yield Maintenance charges remaining after such payments to the holders of the Principal Balance Certificates will be distributed to the Class X-1 Certificates. For the purposes of the foregoing, the Class H Certificates and below are the excluded classes.

                              The following is an example of the Prepayment Premium Allocation under (b) above based on the information contained herein and the following assumptions:

                              Two Classes of Certificates: Class A-2 and X

                              The characteristics of the Mortgage Loan being prepaid are as follows:

                                 -  Loan Balance:  $10,000,000

                                 -  Mortgage Rate:  5.50%

                                 -  Maturity Date:  5 years (August 1, 2008)

                              The Discount Rate is equal to 3.00%

                              The Class A-2 Pass-Through Rate is equal to 4.00%

                                                                                                     YIELD
                                                                                                  MAINTENANCE
                                         CLASS A CERTIFICATES                    FRACTION          ALLOCATION
                             --------------------------------------------- ---------------------- -------------
                                                 METHOD                          CLASS A-2         CLASS A-2
                             --------------------------------------------- ---------------------- -------------
                             (Class A-2 Pass Through Rate - Discount Rate)         (4.00%-3.00%)
                             ---------------------------------------------        ---------------    40.00%
                                    (Mortgage Rate - Discount Rate)                (5.50%-3.00%)

                                                                                                     YIELD
                                                                                                   MAINTENANCE
                                         CLASS X CERTIFICATES                    FRACTION          ALLOCATION
                              -------------------------------------------- ---------------------- -------------
                                                 METHOD
                              --------------------------------------------

                                     (1 -Class A-2 YM Allocation)               (1-40.00% )          60.00%


THE FOREGOING TERMS AND STRUCTURAL CHARACTERISTICS OF THE CERTIFICATES ARE IN ALL RESPECTS SUBJECT TO THE MORE DETAILED DESCRIPTION THEREOF IN THE PROSPECTUS, PROSPECTUS SUPPLEMENT AND POOLING AND SERVICING AGREEMENT.

--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


III.  SELLERS       Bear Stearns Commercial Mortgage, Inc. ("BSCMI")
      -------       ------------------------------------------------

                    The Mortgage Pool includes 46 Mortgage Loans, representing 31.6% of the Initial Pool Balance that were originated by BSCMI and/or its affiliates.

                    BSCMI originates loans secured by retail, office, industrial, multifamily, self-storage and hotel properties as well as manufactured housing communities located in the United States. BSCMI and its affiliates originate and underwrite loans through four offices located throughout the United States. BSCMI loan origination and underwriting professionals are all full-time BSCMI employees.

                    Wells Fargo Bank, National Association ("WF")
                    ---------------------------------------------

                    The Mortgage Pool includes 87 Mortgage Loans, representing 27.5% of the Initial Pool Balance that were originated by WF.

                    WF is a national banking association and affiliate of Wells Fargo & Company that provides a full range of banking services to individual, agribusiness, real estate, commercial and small business customers. The loans originated by WF were originated through its Capital Markets Group.

                    Principal Commercial Funding, LLC ("PCF")
                    -----------------------------------------

                    The Mortgage Pool includes 42 Mortgage Loans, representing 25.0% of the Initial Pool Balance that were originated by PCF and/or its affiliates.

                    PCF is a wholly owned subsidiary of Principal Global Investors, LLC, which is a wholly owned subsidiary of Principal Life Insurance Company. PCF was formed as a Delaware limited liability company to originate and acquire loans secured by commercial and multi-family real estate. Each of the PCF loans was originated and underwritten by PCF and/or its affiliates.

                    Morgan Stanley Mortgage Capital Inc. ("MSMC")
                    ---------------------------------------------

                    The Mortgage Pool includes 13 Mortgage Loans, representing 16.0% of the Initial Pool Balance that were originated by or on behalf of MSMC or purchased from a third party.

                    MSMC is a subsidiary of Morgan Stanley & Co. Incorporated and was formed to originate and purchase mortgage loans secured by commercial and multifamily real estate.







--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


IV.  COLLATERAL DESCRIPTION
     ----------------------


                                TEN LARGEST LOANS
                                -----------------

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    CUT-OFF
                                                                           CUT-OFF DATE   UNITS/     LOAN PER        DATE   BALLOON
  NO.        PROPERTY NAME           CITY      STATE    PROPERTY TYPE        BALANCE        SF       UNIT/SF  DSCR    LTV     LTV
  ---        -------------           ----      -----    -------------        -------        --       -------  ----    ---     ---
  1.  John Hancock Tower          Boston         MA    Office              $85,000,000   1,741,810     $184   3.01x  48.9%   48.9%
 -----------------------------------------------------------------------------------------------------------------------------------
  2.  Center Tower                Costa Mesa     CA    Office              $73,777,218     462,191     $160   2.00x  47.9%   31.5%
 -----------------------------------------------------------------------------------------------------------------------------------
  3.  Alabama Warehouse/          Montgomery     AL    Industrial          $15,961,708     840,000      $19   1.88x  59.7%   51.6%
        Distribution

      Arizona Warehouse/
        Distribution              Glendale       AZ    Industrial          $11,874,736     620,000      $19   1.88x  59.7%   51.6%
                                                                           -----------   ---------      ---   -----  -----   -----
                        SUBTOTAL:                                          $27,836,444   1,460,000      $19   1.88x  59.7%   51.6%
------------------------------------------------------------------------------------------------------------------------------------
  4.  Troy Technology Park
      (Building K)                Troy           MI    Industrial           $1,982,655      42,400      $63   1.95x  55.9%    1.6%

      Troy Technology Park North  Troy           MI    Industrial          $14,869,914     201,960      $63   1.95x  55.9%    1.6%

      Troy Technology Park South  Troy           MI    Industrial           $9,913,276     182,176      $63   1.95x  55.9%    1.6%
                                                                            ----------   ---------      ---   -----  -----    ----

                        SUBTOTAL:                                          $26,765,845     426,536      $63   1.95x  55.9%    1.6%
------------------------------------------------------------------------------------------------------------------------------------
  5.  1333 Broadway               Oakland        CA    Office              $25,667,184     238,392     $108   1.78x  69.6%   62.1%
------------------------------------------------------------------------------------------------------------------------------------
  6.  516 West 34th Street        New York       NY    Office              $23,000,000     264,443      $87   3.07x  52.3%   49.0%
------------------------------------------------------------------------------------------------------------------------------------
  7.  ITT Gilfillan Building      Van Nuys       CA    Industrial          $22,100,640     278,077      $79   1.75x  62.3%   40.6%
------------------------------------------------------------------------------------------------------------------------------------
  8.  Heritage Pavilion           Smyrna         GA    Retail              $21,500,000     262,933      $82   2.89x  53.8%   53.8%
------------------------------------------------------------------------------------------------------------------------------------
  9.  Rexmere Village MHC         Davie          FL    Manuf. Housing
                                                       Community           $19,500,000         774  $25,194   3.11x  48.9%   48.9%
------------------------------------------------------------------------------------------------------------------------------------
 10.  Monterey Pines Apartments   Monterey       CA    Multifamily         $17,500,000         286  $61,189   2.64x  58.1%   53.5%
------------------------------------------------------------------------------------------------------------------------------------
      TOTALS/WEIGHTED AVERAGES                                            $342,647,331                        2.43x  53.5%   42.7%
------------------------------------------------------------------------------------------------------------------------------------










--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


CUT-OFF DATE BALANCE ($)
-----------------------------------------------------------------------
                                NO. OF          AGGREGATE
                               MORTGAGE       CUT-OFF DATE       % OF
                                LOANS          BALANCE ($)       POOL
-----------------------------------------------------------------------
1 - 1,000,000                      7             6,598,964        0.6
1,000,001 - 2,000,000             41            61,123,273        5.1
2,000,001 - 3,000,000             32            80,544,245        6.7
3,000,001 - 4,000,000             22            77,691,952        6.5
4,000,001 - 5,000,000             18            81,804,228        6.8
5,000,001 - 6,000,000             11            60,817,898        5.1
6,000,001 - 7,000,000              7            45,116,915        3.8
7,000,001 - 8,000,000              5            37,860,675        3.2
8,000,001 - 9,000,000              7            60,231,983        5.0
9,000,001 - 10,000,000             6            55,612,201        4.7
10,000,001 - 15,000,000           16           200,493,111       16.8
15,000,001 - 20,000,000            9           148,102,465       12.4
20,000,001 - 30,000,000            5           120,104,268       10.1
30,000,001(greater than/equal to)  2           158,777,218       13.3
-----------------------------------------------------------------------
TOTAL:                           188         1,194,879,395      100.0
-----------------------------------------------------------------------
Min: 694,526          Max: 85,000,000          Average: 6,355,741
-----------------------------------------------------------------------


STATE
-----------------------------------------------------------------------
                                NO. OF          AGGREGATE
                              MORTGAGED        CUT-OFF DATE      % OF
                              PROPERTIES       BALANCE ($)       POOL
-----------------------------------------------------------------------
California - Southern              44           250,516,186      21.0
California - Northern              23           115,152,011       9.6
Massachusetts                       6           119,539,216      10.0
New Jersey                          9            83,763,267       7.0
New York                           11            70,132,207       5.9
Illinois                           12            52,617,142       4.4
Arizona                            11            49,104,735       4.1
Florida                            10            45,653,139       3.8
Maryland                            5            44,627,181       3.7
Texas                              19            38,053,682       3.2
Connecticut                         5            36,552,545       3.1
Other                              48           289,168,083      24.2
-----------------------------------------------------------------------
 TOTAL:                           203         1,194,879,395     100.0
-----------------------------------------------------------------------


PROPERTY TYPE
-----------------------------------------------------------------------
                                NO. OF           AGGREGATE
                              MORTGAGED        CUT-OFF DATE     % OF
                              PROPERTIES        BALANCE ($)     POOL
-----------------------------------------------------------------------
Office                            33            395,383,323     33.1
Retail                            77            338,993,144     28.4
Industrial                        34            162,248,106     13.6
Multifamily                       22            101,971,061      8.5
Manufactured Housing               8             55,151,571      4.6
Self Storage                      17             53,850,344      4.5
Mixed Use                          5             37,443,565      3.1
Other                              5             31,088,811      2.6
Hospitality                        2             18,749,470      1.6
-----------------------------------------------------------------------
TOTAL:                           203          1,194,879,395    100.0
-----------------------------------------------------------------------


MORTGAGE RATE (%)
-----------------------------------------------------------------------
                             NO. OF           AGGREGATE
                            MORTGAGE         CUT-OFF DATE      % OF
                              LOANS           BALANCE ($)      POOL
-----------------------------------------------------------------------
<= 5.500                       66             563,469,899      47.2
5.501 - 6.000                  79             439,164,979      36.8
6.001 - 6.500                  32             132,657,482      11.1
6.501 - 7.000                   9              41,746,666       3.5
7.001 - 7.500                   2              17,840,369       1.5
-----------------------------------------------------------------------
TOTAL:                        188           1,194,879,395     100.0
-----------------------------------------------------------------------
  Min: 4.375          Max: 7.490               Wtd Avg: 5.492
-----------------------------------------------------------------------



ORIGINAL TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------------
                              NO. OF           AGGREGATE
                             MORTGAGE         CUT-OFF DATE     % OF
                               LOANS           BALANCE ($)     POOL
-----------------------------------------------------------------------
1 - 60                            8           104,015,660       8.7
61 - 120                        153           910,416,684      76.2
121 - 180                        17           131,806,130      11.0
181 - 240                        10            48,640,921       4.1
-----------------------------------------------------------------------
TOTAL:                          188         1,194,879,395     100.0
-----------------------------------------------------------------------
  Min: 60             Max: 240                 Wtd Avg: 119
-----------------------------------------------------------------------


REMAINING TERM TO STATED MATURITY (MOS)
-----------------------------------------------------------------------
                              NO. OF           AGGREGATE
                             MORTGAGE        CUT-OFF DATE       % OF
                               LOANS          BALANCE ($)       POOL
-----------------------------------------------------------------------
1 - 60                            8           104,015,660        8.7
61 - 120                        153           910,416,684       76.2
121 - 180                        17           131,806,130       11.0
181 - 240                        10            48,640,921        4.1
-----------------------------------------------------------------------
 TOTAL:                         188         1,194,879,395      100.0
-----------------------------------------------------------------------
  Min: 53             Max:238                  Wtd Avg: 116
-----------------------------------------------------------------------


ORIGINAL AMORTIZATION TERM (MOS)
-----------------------------------------------------------------------
                              NO. OF           AGGREGATE
                             MORTGAGE        CUT-OFF DATE       % OF
                               LOANS          BALANCE ($)       POOL
-----------------------------------------------------------------------
Interest Only                   20            254,747,250       21.3
121 - 180                       15             50,581,527        4.2
181 - 240                       29            137,758,807       11.5
241 - 300                       51            248,019,288       20.8
301 - 360                       73            503,772,523       42.2
-----------------------------------------------------------------------
 TOTAL:                        188          1,194,879,395      100.0
-----------------------------------------------------------------------
  Non Zero Min: 180        Max: 360             Non Zero Wtd Avg: 316
-----------------------------------------------------------------------


REMAINING AMORTIZATION TERM (MOS)
-----------------------------------------------------------------------
                              NO. OF           AGGREGATE
                             MORTGAGE        CUT-OFF DATE       % OF
                               LOANS          BALANCE ($)       POOL
-----------------------------------------------------------------------
Interest Only                   20            254,747,250       21.3
121 - 180                       15             50,581,527        4.2
181 - 240                       29            137,758,807       11.5
241 - 300                       51            248,019,288       20.8
301 - 360                       73            503,772,523       42.2
-----------------------------------------------------------------------
 TOTAL:                        188          1,194,879,395      100.0
-----------------------------------------------------------------------
  Non Zero Min: 175        Max: 360            Non Zero Wtd Avg: 313
-----------------------------------------------------------------------


CUT-OFF DATE LOAN-TO-VALUE RATIO (%)
-----------------------------------------------------------------------
                                NO. OF       AGGREGATE
                               MORTGAGE    CUT-OFF DATE       % OF
                                 LOANS      BALANCE ($)       POOL
-----------------------------------------------------------------------
<=20.0                             1         1,193,422         0.1
20.1 - 30.0                        7        18,600,048         1.6
30.1 - 40.0                       10        35,273,086         3.0
40.1 - 50.0                       35       295,336,759        24.7
50.1 - 60.0                       51       364,479,897        30.5
60.1 - 70.0                       54       270,368,723        22.6
70.1 - 80.0                       30       209,627,460        17.5
-----------------------------------------------------------------------
TOTAL:                           188     1,194,879,395       100.0
-----------------------------------------------------------------------
  Min: 13.3                   Max: 79.8            Wtd Avg: 58.0
-----------------------------------------------------------------------


 BALLOON LOAN-TO-VALUE RATIO (%)
 ----------------------------------------------------------------------
                                NO. OF       AGGREGATE
                               MORTGAGE    CUT-OFF DATE       % OF
                                 LOANS      BALANCE ($)       POOL
 ----------------------------------------------------------------------
 0.1 - 10.0                        21        87,294,684        7.3
 10.1 - 20.0                        5        13,655,484        1.1
 20.1 - 30.0                       13        40,083,956        3.4
 30.1 - 40.0                       28       181,331,788       15.2
 40.1 - 50.0                       44       321,216,555       26.9
 50.1 - 60.0                       49       329,822,626       27.6
 60.1 - 70.0                       27       216,074,302       18.1
 70.1 - 80.0                        1         5,400,000        0.5
 ----------------------------------------------------------------------
  TOTAL:                          188     1,194,879,395      100.0
 ----------------------------------------------------------------------
   Min: 0.3                   Max: 73.4            Wtd Avg: 45.7
 ----------------------------------------------------------------------


 DEBT SERVICE COVERAGE RATIO (X)
 ----------------------------------------------------------------------
                                NO. OF       AGGREGATE
                               MORTGAGE    CUT-OFF DATE       % OF
                                 LOANS      BALANCE ($)       POOL
 ----------------------------------------------------------------------
 <= 1.20                            2        16,769,954        1.4
 1.21 - 1.30                        7        42,455,577        3.6
 1.31 - 1.40                       14        60,740,571        5.1
 1.41 - 1.50                       18       104,096,200        8.7
 1.51 - 1.60                       16        73,152,122        6.1
 1.61 - 1.70                       22       116,233,553        9.7
 1.71 - 1.80                       19       112,909,365        9.4
 1.81 >=                           90       668,522,053       55.9
 ----------------------------------------------------------------------
  TOTAL:                          188     1,194,879,395      100.0
 ----------------------------------------------------------------------
   Min: 1.15           Max: 7.51              Wtd Avg: 2.11
 ----------------------------------------------------------------------

All numerical information concerning the Mortgage Loans is approximate. All weighted average information regarding the Mortgage Loans reflects the weighting of the Mortgage Loans based upon their outstanding principal balances as of the Cut-off Date.


--------------------------------------------------------------------------------
This information is being delivered to a specific number of prospective sophisticated investors in order to assist them in determining whether they have an interest in the type of security described herein. It has been prepared solely for information purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy. No representation or warranty can be given with respect to the accuracy or completeness of the information, or with respect to the terms of any future offer of securities conforming to the terms hereof. Any such offer of securities would be made pursuant to a definitive Prospectus prepared by the issuer which could contain material information not contained herein and to which the prospective purchasers are referred. In the event of any such offering, this information shall be deemed superseded, amended and supplemented in its entirety by such Prospectus. Such Prospectus will contain all material information in respect of any securities offered thereby and any decision to invest in such securities should be made solely in reliance upon such Prospectus. Certain assumptions may have been made in this analysis which have resulted in any returns detailed herein. No representation is made that any returns indicated will be achieved. Changes to the assumptions may have a material impact on any returns detailed. Morgan Stanley & Co. Incorporated, Bear, Stearns & Co. Inc., Goldman, Sachs & Co. and Wells Fargo Brokerage Services, LLC (the "Underwriters") disclaim any and all liability relating to this information, including without limitation any express or implied representations and warranties for, statements contained in, and omissions from, this information. Additional information is available upon request. The Underwriters and others associated with them may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments. Past performance is not necessarily indicative of future results. Price and availability are subject to change without notice. This material may be filed with the Securities and Exchange Commission (the "SEC") and incorporated by reference into an effective registration statement previously filed with the SEC under Rule 415 of the Securities Act of 1933, including in cases where the material does not pertain to securities that are ultimately offered for sale pursuant to such registration statement. To Morgan Stanley's readers worldwide: In addition, please note that this publication has been issued by Morgan Stanley & Co. Incorporated, approved by Morgan Stanley International Limited, a member of The Securities and Futures Authority, and by Morgan Stanley Japan Ltd. Morgan Stanley recommends that such readers obtain the advice of their Morgan Stanley & Co. Incorporated, Morgan Stanley International or Morgan Stanley Japan Ltd. representative about the investments concerned.

             NOT FOR DISTRIBUTION TO PRIVATE CUSTOMERS AS DEFINED BY
                   THE U.K. SECURITIES AND FUTURES AUTHORITY
--------------------------------------------------------------------------------

                          $1,129,161,000 (APPROXIMATE)
                         MORGAN STANLEY CAPITAL I INC.
                 COMMERCIAL MORTGAGE PASS-THROUGH CERTIFICATES
                               SERIES 2003-TOP11


PERCENTAGE OF COLLATERAL BY PREPAYMENT RESTRICTION (%)(1)(2)(3)

--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-03               AUG-04              AUG-05               AUG-06               AUG-07
--------------------------------------------------------------------------------------------------------------------------------
Locked Out                             99.12%               99.12%              94.05%               79.55%               77.67%
Greater of YM and 3.00%                 0.00%                0.00%               0.00%                0.00%                0.00%
Greater of YM and 1.00%                 0.88%                0.88%               5.95%               20.45%               22.33%
Yield Maintenance Total                 0.88%                0.88%               5.95%               20.45%               22.33%
Open                                    0.00%                0.00%               0.00%                0.00%                0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%             100.00%              100.00%              100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,194,879,395       $1,179,095,453      $1,162,062,836       $1,143,959,573       $1,124,775,321
% Initial Pool Balance                100.00%               98.68%              97.25%               95.74%               94.13%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-08               AUG-09              AUG-10               AUG-11               AUG-12
--------------------------------------------------------------------------------------------------------------------------------
Locked Out                             73.06%               74.54%              82.51%               80.97%               75.66%
Greater of YM and 3.00%                 0.00%                0.00%               0.00%                0.00%                0.25%
Greater of YM and 1.00%                26.94%               25.46%              17.49%               17.46%               17.97%
Yield Maintenance Total                26.94%               25.46%              17.49%               17.46%               18.22%
Open                                    0.00%                0.00%               0.00%                1.57%                6.12%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%             100.00%              100.00%              100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding      $1,002,391,103         $959,283,557        $802,282,207         $779,473,497         $732,653,334
% Initial Pool Balance                 83.89%               80.28%              67.14%               65.23%               61.32%
--------------------------------------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------------------------
Prepayment Restrictions               AUG-13               AUG-14              AUG-15               AUG-16               AUG-17
--------------------------------------------------------------------------------------------------------------------------------
Locked Out                             88.89%               89.92%              90.66%               82.59%               86.72%
Greater of YM and 3.00%                 0.00%                0.00%               0.00%                0.00%                0.00%
Greater of YM and 1.00%                11.11%               10.08%               9.34%               17.41%               13.28%
Yield Maintenance Total                11.11%               10.08%               9.34%               17.41%               13.28%
Open                                    0.00%                0.00%               0.00%                0.00%                0.00%
--------------------------------------------------------------------------------------------------------------------------------
TOTALS                                100.00%              100.00%             100.00%              100.00%              100.00%
--------------------------------------------------------------------------------------------------------------------------------
Pool Balance Outstanding        $117,554,268         $109,018,692         $94,327,637          $37,308,617          $30,502,404
% Initial Pool Balance                  9.84%                9.12%               7.89%                3.12%                2.55%
--------------------------------------------------------------------------------------------------------------------------------


Notes:
(1) The analysis is based on Structuring Assumptions and a 0% CPR as discussed in the Prospectus Supplement.
(2) See Appendix II of the Prospectus Supplement for a description of the Yield Maintenance.
(3) DEF/YM1 loans have been modeled as Yield Maintenance.






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